Confidential and proprietary information. © 2024 Sallie Mae Bank. All rights reserved.5 Smart Option Student Loan Historical Performance Data Period ended March 31, 2025 Exhibit 99.1

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 2 CAUTIONARY NOTE AND DISCLAIMER REGARDING FORWARD LOOKING STATEMENTS The following information is current as of March 31, 2025 (unless otherwise noted) and should be read in connection with the most recent periodic report of SLM Corporation filed with the Securities and Exchange Commission (the “SEC”), as updated from time to time by subsequently filed or furnished reports. This Presentation contains “forward-looking statements” and information based on management’s current expectations as of the date of this Presentation. Statements that are not historical facts, including statements about the Company’s beliefs, opinions, or expectations and statements that assume or are dependent upon future events, are forward-looking statements. These include, but are not limited to: strategies; goals and assumptions of SLM Corporation and its subsidiaries, collectively or individually as the context requires (the “Company”); the Company’s expectation and ability to execute loan sales and share repurchases; the Company’s expectation and ability to pay a quarterly cash dividend on our common stock in the future, subject to the approval of our Board of Directors; the Company’s 2025 guidance; the Company’s three-year horizon outlook; the impact of acquisitions the Company has made or may make in the future; the Company’s projections regarding originations, net charge-offs, non-interest expenses, earnings, balance sheet position, and other metrics; any estimates related to accounting standard changes; and any estimates related to the impact of credit administration practices changes, including the results of simulations or other behavioral observations. Forward-looking statements are subject to risks, uncertainties, assumptions, and other factors, many of which are difficult to predict and generally beyond the control of the Company, which may cause actual results to be materially different from those reflected in such forward-looking statements. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A. “Risk Factors” and elsewhere in the Company’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; failure to comply with consumer protection, banking, and other laws or regulations; changes in laws, regulations, and supervisory expectations, especially in light of the goals of the new Trump administration; our ability to timely develop new products and services and the acceptance of those products and services by potential and existing customers; changes in accounting standards and the impact of related changes in significant accounting estimates, including any regarding the measurement of our allowance for credit losses and the related provision expense; any adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s exposure to third parties, including counterparties to the Company’s derivative transactions; the effectiveness of our risk management framework and quantitative models; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among other things: changes in our funding costs and availability; reductions to our credit ratings; cybersecurity incidents, cyberattacks, and other failures or breaches of our operating systems or infrastructure, including those of third-party vendors; the societal, business, and legislative/regulatory impact of pandemics, other public health crises, and/or natural disasters; damage to our reputation; risks associated with restructuring initiatives, including failures to successfully implement cost-cutting programs and the adverse effects of such initiatives on our business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students, and their families, including changes as a result of new limits on, or reductions in, funding that certain educational institutions receive from the Federal government; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of our customers, or any change related thereto; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of our earning assets versus our funding arrangements; rates of prepayments on the loans owned by us; changes in general economic conditions, including as a result of the impact of tariffs or trade wars or other current initiatives of the Federal government, that may impact the demand for student loans and the risk of default of outstanding loans; our ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions, including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All oral and written forward-looking statements attributed to the Company are expressly qualified in their entirety by the factors, risks, and uncertainties set forth in the foregoing cautionary statements, and are made only as of the date of this Presentation or, where the statement is oral, as of the date stated. We do not undertake any obligation to update or revise any forward-looking statements to conform to actual results or changes in our expectations, nor to reflect events or circumstances that occur after the date on which such statements were made. In light of these risks, uncertainties, and assumptions, you should not put undue reliance on any forward-looking statements discussed. Any data or other information presented in the following charts is for comparative purposes only and is not to be deemed a part of any offering of securities. Any offering will be made solely through an offering document. Forward-Looking Statements and Disclaimer

Important Information Regarding Historical Loan Performance Data

Securitization and Sales. In August 2014, Sallie Mae Bank sponsored its first private education loan ABS, SMB Private Education Loan Trust 2014-A (the "SMB 2014-A transaction"). Because this transaction occurred prior to the transfer of loan servicing from Navient to Sallie Mae Bank, Sallie Mae Bank acted as master servicer for the transaction and Navient as subservicer, and the loan pool is serviced pursuant to Navient servicing policies. In April 2015 and October 2015, Sallie Mae Bank sponsored securitizations and residual sales, SMB Private Education Loan Trust 2015-A and SMB Private Education Loan Trust 2015-C, respectively. In 2020 and 2021, Sallie Mae Bank sold approximately $3.1 billion and $4.1 billion, respectively, of Private Education Loans to unaffiliated third parties. In 2022, Sallie Mae Bank sold approximately $3.1 billion of Private Education Loans to unaffiliated third parties. In 2023, Sallie Mae Bank sold approximately $3.0 billion of Private Education Loans to unaffiliated third parties. In 2024, Sallie Mae Bank sold approximately $3.5 billion of Private Education Loans to unaffiliated third parties. In the first quarter of 2025, Sallie Mae Bank sold approximately $2.0 billion of Private Education Loans to an unaffiliated third party. Sallie Mae Bank also sponsored on-balance sheet term securitizations as follows:

Date	Transaction	Date	Transaction	Date	Transaction
July 2015	SMB Private Education Loan Trust 2015-B	September 2018	SMB Private Education Loan Trust 2018-C	August 2022	SMB Private Education Loan Trust 2022-C
May 2016	SMB Private Education Loan Trust 2016-A	March 2019	SMB Private Education Loan Trust 2019-A	March 2023	SMB Private Education Loan Trust 2023-A
July 2016	SMB Private Education Loan Trust 2016-B	June 2019	SMB Private Education Loan Trust 2019-B	August 2023	SMB Private Education Loan Trust 2023-C
October 2016	SMB Private Education Loan Trust 2016-C	February 2020	SMB Private Education Loan Trust 2020-A	May 2024	SMB Private Education Loan Trust 2024-C
February 2017	SMB Private Education Loan Trust 2017-A	August 2020	SMB Private Education Loan Trust 2020-B	August 2024	SMB Private Education Loan Trust 2024-E
November 2017	SMB Private Education Loan Trust 2017-B	May 2021	SMB Private Education Loan Trust 2021-B	November 2024	SMB Private Education Loan Trust 2024-F
March 2018	SMB Private Education Loan Trust 2018-A	August 2021	SMB Private Education Loan Trust 2021-D		
June 2018	SMB Private Education Loan Trust 2018-B	November 2021	SMB Private Education Loan Trust 2021-E		

Sallie Mae Bank services the loans in all of the securitizations it has sponsored following the SMB 2014-A transaction.

Types of Smart Option Student Loan Portfolio Data

Smart Option Student Loan Portfolio Data for Sallie Mae Bank Serviced Loans.

Information in this category is presented for loans in the 2015-2024 P&I Repayment Vintages originated under the Smart Option Student Loan program regardless of whether the loan is currently held by an ABS trust or another third party. All loans in this category are serviced by Sallie Mae Bank. Data in this category is used in the tables below under the following headings:

- "30-59 Day Delinquencies as a Percentage of Loans in P&I Repayment;"
- "60-89 Day Delinquencies as a Percentage of Loans in P&I Repayment;"
- "90-plus Day Delinquencies as a Percentage of Loans in P&I Repayment;"
- "Forbearance as a Percentage of Loans in P&I Repayment and Forbearance;"
- "Annualized Gross Defaults as a Percentage of Loans in P&I Repayment;" and
- "Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period."

In relation to cumulative defaults, the Sallie Mae Bank serviced portfolio data provides insight into gross defaults of the Smart Option Student Loans covered and serviced by Sallie Mae Bank since 2015. We believe historical loan performance data could, but may not necessarily, be representative of the expected performance of Smart Option Student Loans to be included in new Sallie Mae Bank trusts. Sallie Mae Bank generally charges off loans at the end of the month in which they reach 120 days delinquent or otherwise when the loans are classified as a loss by us or our regulator.

In the tables noted below, information is presented for loans originated in 2015-2024 under the Smart Option Student Loan program regardless of whether the loan is currently held by an ABS trust or another third party. All loans in this category are serviced by Sallie Mae Bank. Data in this category is used in the tables below under the following headings:

- "Voluntary Constant Prepayment Rates by Disbursement Vintage and Product;" and
- "Total Constant Prepayment Rates by Disbursement Vintage and Product."

This Smart Option Student Loan portfolio data provides insight into historical prepayment rates specifically of the Smart Option Student Loans covered.

Any data or other information presented in the following charts is for comparative purposes only and is not to be deemed a part of any offering of securities.

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved.

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Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 4 Smart Option Serviced Portfolio: 30-59 Day Delinquencies 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 M ar -2 5 P e rc e n t o f P & I R e p a ym e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 30-59 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank Aggregate of P&I Repayment Vintages 2015-2024 (2), (3) Data as of March 31, 2025. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Data for delinquencies occurring prior to Q1 2021 and reflected in the graphs above is based on delinquency bucket period previously used (i.e., 31-60 days). Data for delinquencies occurring Q1 2021 onwards is based on an updated delinquency bucket period (i.e., 30-59 days) to conform with delinquency bucket periods defined by the FFIEC. 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 M ar -2 5 P e rc e n t o f P & I R e p a ym e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 30-59 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank P&I Repayment Vintages 2015-2024 (2), (3) SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage SLM Bank 2022 Vintage SLM Bank 2023 Vintage SLM Bank 2024 Vintage

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 5 Smart Option Serviced Portfolio: 60-89 Day Delinquencies 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 M ar -2 5 P e rc e n t o f P & I R e p a ym e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 60-89 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank Aggregate of P&I Repayment Vintages 2015-2024 (2), (3) 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 M ar -2 5 P e rc e n t o f P & I R e p a ym e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 60-89 Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank P&I Repayment Vintages 2015-2024 (2), (3) SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage SLM Bank 2022 Vintage SLM Bank 2023 Vintage SLM Bank 2024 Vintage Data as of March 31, 2025. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Data for delinquencies occurring prior to Q1 2021 and reflected in the graphs above is based on delinquency bucket period previously used (i.e., 61-90 days). Data for delinquencies occurring Q1 2021 onwards is based on an updated delinquency bucket period (i.e., 60-89 days) to conform with delinquency bucket periods defined by the FFIEC.

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 6 Smart Option Serviced Portfolio: 90+ Day Delinquencies 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 M ar -2 5 P e rc e n t o f P & I R e p a ym e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 90+ Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank Aggregate of P&I Repayment Vintages 2015-2024 (2), (3) 0% 2% 4% 6% 8% 10% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 M ar -2 5 P e rc e n t o f P & I R e p a ym e n t B a la n c e Smart Option Student Loans - Serviced Portfolio 90+ Day Delinquencies(4) as a % of Loans in P&I Repayment (1) Data for Sallie Mae Bank P&I Repayment Vintages 2015-2024 (2), (3) SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage SLM Bank 2022 Vintage SLM Bank 2023 Vintage SLM Bank 2024 Vintage Data as of March 31, 2025. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Data for delinquencies occurring prior to Q1 2021 and reflected in the graphs above is based on delinquency bucket period previously used (i.e., 91 days and greater). Data for delinquencies occurring Q1 2021 onwards is based on an updated delinquency bucket period (i.e., 90 days and greater) to conform with delinquency bucket periods defined by the FFIEC.

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 7 Smart Option Serviced Portfolio: Forbearance 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 M ar -2 5 P e rc e n t o f P & I R e p a ym e n t a n d F o rb e a ra n c e B a la n c e Smart Option Student Loans - Serviced Portfolio Forbearance as a % of Loans in P&I Repayment and Forbearance (1), (2) Data for Sallie Mae Bank Aggregate of P&I Repayment Vintages 2015-2024 (3),(4) 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 M ar -2 5 P e rc e n t o f P & I R e p a ym e n t a n d F o rb e a ra n c e B a la n c e Smart Option Student Loans - Serviced Portfolio Forbearance as a % of Loans in P&I Repayment and Forbearance (1),(2) Data for Sallie Mae Bank P&I Repayment Vintages 2015-2024 (3),(4) SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage SLM Bank 2022 Vintage SLM Bank 2023 Vintage SLM Bank 2024 Vintage Data as of March 31, 2025 (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) Forbearance includes loans in an extended grace period and loans that have been granted forbearance due to hardship or other factors (other than delinquent loans in disaster forbearance); provided, however, that with respect to loans granted COVID-related disaster forbearance, forbearance includes activity of current as well as delinquent loans. Due to the nature and limited timeframe of disaster forbearance, delinquent loans granted disaster forbearance are maintained in their pre-grant delinquency status, and as such, are not reflected on this forbearance slide (other than loans granted COVID-related disaster forbearance); rather, they are reflected as applicable in the delinquency buckets on the preceding slides. (3) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (4) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 8 Smart Option Serviced Portfolio: Annualized Gross Defaults Data as of March 31, 2025. (1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period. (2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan. (3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages. (4) Does not include $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days of delinquency because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. 0% 2% 4% 6% 8% 10% 12% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 M ar -2 5 P e rc e n t o f P & I R e p a ym e n t B a la n c e Smart Option Student Loans - Serviced Portfolio Annualized Gross Defaults (4) as a % of Loans in P&I Repayment(1) Data for Sallie Mae Bank Aggregate of P&I Repayment Vintages 2015-2024 (2), (3) 0% 2% 4% 6% 8% 10% 12% M ar -1 5 Ju n -1 5 S ep -1 5 D ec -1 5 M ar -1 6 Ju n -1 6 S ep -1 6 D ec -1 6 M ar -1 7 Ju n -1 7 S ep -1 7 D ec -1 7 M ar -1 8 Ju n -1 8 S ep -1 8 D ec -1 8 M ar -1 9 Ju n -1 9 S ep -1 9 D ec -1 9 M ar -2 0 Ju n -2 0 S ep -2 0 D ec -2 0 M ar -2 1 Ju n -2 1 S ep -2 1 D ec -2 1 M ar -2 2 Ju n -2 2 S ep -2 2 D ec -2 2 M ar -2 3 Ju n -2 3 S ep -2 3 D ec -2 3 M ar -2 4 Ju n -2 4 S ep -2 4 D ec -2 4 M ar -2 5 P e rc e n t o f P & I R e p a ym e n t B a la n c e Smart Option Student Loans - Serviced Portfolio Annualized Gross Defaults (4) as a % of Loans in P&I Repayment(1) Data for Sallie Mae Bank P&I Repayment Vintages 2015-2024 (2), (3) SLM Bank 2015 Vintage SLM Bank 2016 Vintage SLM Bank 2017 Vintage SLM Bank 2018 Vintage SLM Bank 2019 Vintage SLM Bank 2020 Vintage SLM Bank 2021 Vintage SLM Bank 2022 Vintage SLM Bank 2023 Vintage SLM Bank 2024 Vintage

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 9 Smart Option Vintage Data: Cumulative Gross Default (3) by Loan Type 3.8% 3.3% 3.2% 3.1% 3.2% 2.9% 2.9% 2.9% 2.4% 1.3% 0% 2% 4% 6% 8% 10% 12% 14% 0 1 2 3 4 5 6 7 8 9 10 C u m u la ti ve D e fa u lt s a s a % o f D is b u rs e d P ri n c ip a l E n te ri n g P & I R e p a ym e n t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Interest Only Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period (1) 2015⁽²⁾ 2016⁽²⁾ 2017⁽²⁾ 2018⁽²⁾ 2019⁽²⁾ 2020⁽²⁾ 2021⁽²⁾ 2022⁽²⁾ 2023⁽²⁾ 2024⁽²⁾ 7.9% 7.3% 6.7% 5.9% 5.8% 4.6% 5.0% 5.3% 4.6% 1.2% 0% 2% 4% 6% 8% 10% 12% 14% 0 1 2 3 4 5 6 7 8 9 C u m u la ti ve D e fa u lt s a s a % o f D is b u rs e d P ri n c ip a l E n te ri n g P & I R e p a ym e n t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Fixed Pay Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period(1) 2015⁽²⁾ 2016⁽²⁾ 2017⁽²⁾ 2018⁽²⁾ 2019⁽²⁾ 2020⁽²⁾ 2021⁽²⁾ 2022⁽²⁾ 2023⁽²⁾ 2024⁽²⁾ 13.0% 12.3% 12.1% 11.5% 10.9% 9.3% 9.6% 9.4% 6.9% 0.1% 0% 2% 4% 6% 8% 10% 12% 14% 0 1 2 3 4 5 6 7 8 9 C u m u la ti ve D e fa u lt s a s a % o f D is b u rs e d P ri n c ip a l E n te ri n g P & I R e p a ym e n t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Deferred Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period(1) 2015⁽²⁾ 2016⁽²⁾ 2017⁽²⁾ 2018⁽²⁾ 2019⁽²⁾ 2020⁽²⁾ 2021⁽²⁾ 2022⁽²⁾ 2023⁽²⁾ 2024⁽²⁾ (1) Please see page 17 for a description and explanation of the data and calculations underlying these charts. (2) Data as of March 31, 2025. All loans covered are serviced by Sallie Mae Bank, regardless of whether the loans were included in an ABS trust. (3) Does not include $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days delinquent because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. The relevant portions of the cumulative amount of those loans are also excluded from the various Interest Only, Fixed Pay, and Deferred tables on this page. Note: Historical trends may not be indicative of future performance. 9.3% 8.6% 8.2% 7.6% 7.3% 6.2% 6.4% 6.5% 5.1% 0.7% 0% 2% 4% 6% 8% 10% 12% 14% 0 1 2 3 4 5 6 7 8 9 C u m u la ti ve D e fa u lt s a s a % o f D is b u rs e d P ri n c ip a l E n te ri n g P & I R e p a ym e n t Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Total Portfolio Cumulative Defaults (3) by P&I Repayment Vintage and Years Since First P&I Repayment Period (1) 2015⁽²⁾ 2016⁽²⁾ 2017⁽²⁾ 2018⁽²⁾ 2019⁽²⁾ 2020⁽²⁾ 2021⁽²⁾ 2022⁽²⁾ 2023⁽²⁾ 2024⁽²⁾

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 10 Smart Option Vintage Data: Voluntary Prepayments Data as of March 31, 2025. (1) Please see pages 18 & 19 for a description and explanation of the data and calculations underlying these charts. (2) Data for all loans from initial disbursement, whether or not scheduled payments are due. Voluntary CPR includes only voluntary prepayments. (3) Loans in a particular annual Disbursement Vintage are disbursed at different times during the Disbursement Vintage year. Prepayment data is not reported for loans in a particular annual Disbursement Vintage until all loans in that annual Disbursement Vintage have been disbursed. Once reporting starts, data reflects prepayments that occurred in a particular period based on the number of months all loans in that annual Disbursement Vintage have been disbursed. For example, in the charts above: (i) prepayment data reported for loans in the 2024 Disbursement Vintage represents prepayments occurring during the first three months (i.e., first quarter) after a loan was disbursed regardless of the month in 2024 during which such loan was disbursed; and (ii) prepayment data for loans in the 2023 Disbursement Vintage represents prepayments occurring during the first 15 months (i.e., first five quarters) after a loan was disbursed regardless of the month in 2023 during which such loan was disbursed. 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: All Products Voluntary CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Interest Only Voluntary CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Fixed Pay Voluntary CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Deferred Voluntary CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 11 Smart Option Vintage Data: Total Prepayments ► Following the initial few years after disbursement, total prepayments begin to rise more quickly as loans begin to default. Data as of March 31, 2025. (1) Please see pages 18 & 19 for a description and explanation of the data and calculations underlying these charts. (2) Data for all loans from initial disbursement, whether or not scheduled payments are due. (3) Loans in a particular annual Disbursement Vintage are disbursed at different times during the Disbursement Vintage year. Prepayment data is not reported for loans in a particular annual Disbursement Vintage until all loans in that annual Disbursement Vintage have been disbursed. Once reporting starts, data reflects prepayments that occurred in a particular period based on the number of months all loans in that annual Disbursement Vintage have been disbursed. For example, in the charts above: (i) prepayment data reported for loans in the 2024 Disbursement Vintage represents prepayments occurring during the first three months (i.e., first quarter) after a loan was disbursed regardless of the month in 2024 during which such loan was disbursed; and (ii) prepayment data for loans in the 2023 Disbursement Vintage represents prepayments occurring during the first 15 months (i.e., first five quarters) after a loan was disbursed regardless of the month in 2023 during which such loan was disbursed. 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: All Products Total CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Fixed Pay Total CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Deferred Total CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 0% 5% 10% 15% 20% 25% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 % C P R Quarters Since Disbursement Smart Option Student Loans - Serviced Portfolio: Interest Only Total CPR by Disbursement Vintage (1), (2), (3) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 12 Cohort Default Triangles – Smart Option Combined (Interest Only, Fixed Payment & Deferred) (1) Please see page 17 for a description and explanation of the data and calculations underlying these charts. (2) Data as of March 31, 2025 for Sallie Mae Bank serviced loans only. (3) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (4) Most recent data point for any P&I Repayment Vintage is for a partial year. (5) Does not include relevant portion of $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days of delinquency because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. Note: Historical trends may not be indicative of future performance.

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 13 Cohort Default Triangles – Smart Option Interest Only (1) Please see page 17 for a description and explanation of the data and calculations underlying these charts. (2) Data as of March 31, 2025 for Sallie Mae Bank serviced loans only. (3) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (4) Most recent data point for any P&I Repayment Vintage is for a partial year. (5) Does not include relevant portion of $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days of delinquency because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. Note: Historical trends may not be indicative of future performance.

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 14 Cohort Default Triangles – Smart Option Fixed Payment (1) Please see page 17 for a description and explanation of the data and calculations underlying these charts. (2) Data as of March 31, 2025 for Sallie Mae Bank serviced loans only. (3) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (4) Most recent data point for any P&I Repayment Vintage is for a partial year. (5) Does not include relevant portion of $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days of delinquency because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. Note: Historical trends may not be indicative of future performance.

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 15 Cohort Default Triangles – Smart Option Deferred Payment (1) Please see page 17 for a description and explanation of the data and calculations underlying these charts. (2) Data as of March 31, 2025 for Sallie Mae Bank serviced loans only. (3) Numerator is the Periodic Defaults in each P&I Repayment Vintage. Denominator is the amount of Disbursed Principal for that P&I Repayment Vintage. (4) Most recent data point for any P&I Repayment Vintage is for a partial year. (5) Does not include relevant portion of $13 million of delinquent loans charged off in the fourth quarter of 2022 prior to reaching 120 days of delinquency because those loans had received certain grants of forbearance under previous credit administration practices that would not be given under current credit administration practices. Note: Historical trends may not be indicative of future performance.

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 16 Additional Information

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 17 Smart Option Loan Program: Cohort Default Triangles Terms and calculations used in the cohort default triangles are defined below:  First P&I Repayment Period – The first month during which a borrower is required to make a full principal and interest payment on a loan. This date is static. Once a loan enters P&I repayment, the date is locked in and does not change. This refinement to the methodology was made in 2021 Q2.  P&I Repayment Vintage – The calendar year of a loan’s First P&I Repayment Period.  Disbursed Principal Entering P&I Repayment – The total amount of disbursed loan principal in a P&I Repayment Vintage, excluding any interest capitalization.  Reported Default Data – o For loans that default after their First P&I Repayment Period: Loans enter a particular annual P&I Repayment Vintage at different times during the P&I Repayment Vintage year. Default data is not reported for loans in a particular annual P&I Repayment Vintage until the First P&I Repayment Period has occurred for all loans in that annual P&I Repayment Vintage. Once reporting starts, data reflects defaults that occurred in a particular period through the number of months since December 31 of that annual P&I Repayment Vintage year. For example, in the relevant charts and tables included in this presentation as of March 31, 2025: (i) default data reported for loans in the 2024 P&I Repayment Vintage represents defaults occurring during the first three months (i.e., first quarter) after a loan’s First P&I Repayment Period regardless of the month in 2024 during which the first full principal and interest payment for that loan became due; and (ii) default data for loans in the 2023 P&I Repayment Vintage represents defaults occurring during the first 15 months (i.e., first five quarters) after a loan’s First P&I Repayment Period regardless of the month in 2023 during which the first full principal and interest payment for that loan became due. o For loans that default prior to their First P&I Repayment Period: Loans defaulting prior to their First P&I Repayment Period are included in the P&I Repayment Vintage corresponding to the calendar year in which the default occurs, and are aggregated and reported in Year 0 of that P&I Repayment Vintage in the relevant charts and tables. For example: (a) if a loan’s First P&I Repayment Period was scheduled for 2022, but the loan defaulted in 2021, the default amount is reflected in Year 0 of the 2021 P&I Repayment Vintage; and (b) if a loan’s First P&I Repayment Period occurred in 2022, but the loan defaulted in 2022 before that First P&I Repayment Period, the default amount is reflected in Year 0 of the 2022 P&I Repayment Vintage. o For loans that pay off prior to their First P&I Repayment Period: Loans paid off prior to their First P&I Repayment Period are included in the Disbursed Principal Entering P&I Repayment of the P&I Repayment Vintage corresponding to the calendar year in which the payoff occurs.  Periodic Defaults – For any loan in a particular P&I Repayment Vintage, the defaulted principal and interest is reflected in the year corresponding to the number of years since the First P&I Repayment Period for that loan.  Cumulative Defaults – At any time for a particular P&I Repayment Vintage, the cumulative sum of Periodic Defaults for that vintage. o Defaulted principal includes any interest capitalization that occurred prior to default o Defaulted principal is not reduced by any amounts recovered after the loan defaulted o Because the numerator includes capitalized interest while the denominator (i.e., Disbursed Principal Entering P&I Repayment) does not, default rates are higher than they would be if the numerator and denominator both included capitalized interest Note: Historical trends suggested by the cohort default triangles may not be indicative of future performance.

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 18 Smart Option Loan Program: Prepayment Methodology The Constant Prepayment Rate (CPR) represents an annualized rate of prepayment speed measuring the reduction in the principal balance of a pool of loans in excess of the scheduled pool amortization. The rate can be positive or negative depending on whether the pool principal balance is less than or greater than the expected principal amount. A CPR greater than zero suggests that the pool is paying down faster than the expected amortization. Conversely, a CPR less than zero suggests that the pool is paying down more slowly than the expected amortization.  Total CPR – A broad measure of prepayment activity including both voluntary and involuntary prepayments  Voluntary CPR – The portion of Total CPR attributable to pool principal balance paid down prematurely by borrowers in a given period  Involuntary CPR – The portion of Total CPR attributable to defaults  Scheduled Payment (SP) – The monthly payment due on a loan; not impacted by forbearance, deferment, or any concession  Received Payment (PMT) – The monthly payment received on a loan  Expected Balance (EXP) – For any month, the prior month’s principal balance plus the current month’s interest accrued less the Scheduled Payment  Prepayment – Any payment made during the month exceeding the Scheduled Payment  Single Month Mortality Rate (SMM) – The percentage of the Expected Balance prepaid in a given month  Survival Rate (SR) – The percentage of the Expected Balance not prepaid in a given month

Confidential and proprietary information. © 2025 Sallie Mae Bank. All rights reserved. 19 Smart Option Loan Program: Prepayment Methodology 𝑃𝑟𝑒𝑝𝑎𝑦𝑚𝑒𝑛𝑡 = 𝑃𝑀𝑇 − 𝑆𝑃 𝑆𝑀𝑀 = 𝑃𝑟𝑒𝑝𝑎𝑦𝑚𝑒𝑛𝑡 𝐸𝑋𝑃⁄ 𝑆𝑅 = 1 − 𝑆𝑀𝑀 𝐶𝑃𝑅 = 1 − 𝑆𝑅 𝑤ℎ𝑒𝑟𝑒: 𝑛 = 𝑞𝑢𝑎𝑟𝑡𝑒𝑟 𝑡 = 𝑚𝑜𝑛𝑡ℎ 𝑜𝑓 𝑞𝑢𝑎𝑟𝑡𝑒𝑟